February 28, 2001



Dear Valued Customer:

As part of a continuing effort to give increased value to our Century II variable contracts, we added two new fund managers and nine new investment options during 2000. Inside this booklet you will find annual reports for the 30 investment subaccounts supporting your Kansas City Life Century II variable contract.

One year ago, investors were celebrating "dot-com mania," encouraged by a belief that the U.S. economy would continue enjoying unprecedented growth. By year-end, however, the investment landscape had dramatically changed. That change left investors re-seeking the guidance of professional advisors.

As market valuations reached dangerously high levels, stock prices became vulnerable to even slight disappointments in profit outlooks. These came in the form of sky-rocketing oil prices, rising interest rates, slowing computer demand and stalled economic growth. This combination, when mixed with Presidential scandal and election confusion, proved too much for major markets to handle.

The technology-heavy NASDAQ Composite Index was hit the hardest, while broader markets followed a similar, yet less severe pattern. International investors also saw losses, aggravated by foreign currency slides against the dollar. Some neglected sectors fared better, including defensive plays such as utilities, insurance, financial services, food and energy. And, for the first time in quite a while, positions in high-quality bonds proved profitable.

It's important to put last year's declines into long-term perspective. By extending investment horizons a few years, three- and five-year returns moved more in line with historic averages. Going forward, we urge you to be realistic in your expectations and be candid when doing your planning with your financial advisor.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract. We are also pleased to announce the ability to access information about your Century II variable contract(s) on our website: www.kclife.com.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

                                   Sincerely,
                                   /S/R. Philip Bixby

                                   R. Philip Bixby, President and CEO

Century II variable products distributed through Sunset Financial Services, Inc., 3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC.